UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2007

Red Mile Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50814	20-4441647
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4000 Bridgeway, Suite 101
Sausilito, CA 94965
(Address of principal executive offices) (Zip Code)

(415) 339-4240
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 30, 2007, the Registrant amended its Certificate of Incorporation to effect a reverse stock split of its common stock at a ratio of one share for every three shares outstanding. The reverse stock split will be effective February 8, 2007.

The reverse stock split was approved by the Registrant’s board of directors and stockholders owning a majority of the Registrant’s common stock. The reverse stock split and the Amendment of the Certificate of Incorporation was described in an Information Statement previously mailed to the Registrant’s stockholders. The Amendment of the Certificate of Incorporation is filed hereto as Exhibit 3.4.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description
3.4	Certificate of Amendment to Certificate of Incorporation dated January 30, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RED MILE ENTERTAINMENT, INC.

Dated: February 6, 2007                 By: /s/ Chester Aldridge  .
    Chester Aldridge, CEO